                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): April 24, 2001



                             ENDWAVE CORPORATION
                             --------------------
            (Exact Name of Registrant as Specified in its Charter)



                                   DELAWARE
                                   --------
                (State or Other Jurisdiction of Incorporation)

               000-31635                       95-4333817
               ---------                       ----------
        (Commission File Number)  (I.R.S. Employer Identification No.)



                      321 Soquel Way, Sunnyvale, CA 94085
                      -----------------------------------
                   (Address of Principal Executive Offices)

                                (408) 522-3100
                                --------------
             (Registrant's Telephone Number, Including Area Code)



                                Not Applicable
                                --------------
         (Former Name or Former Address, if Changed Since Last Report)
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                     INFORMATION TO BE INCLUDED IN REPORT

Item 5. Other Events

     On April 24, 2001, Endwave Corporation (the "Company") entered into an Asset Purchase Agreement (the "Purchase Agreement") with M/A-Com Tech, Inc. ("M/A-Com") and Tyco Electronics Logistics AG ("Tyco Logistics") pursuant to which the Company purchased certain assets from M/A-Com and certain intellectual property assets from Tyco Logistics, and assumed certain liabilities of M/A-Com, all as related to M/A-Com's broadband wireless business (the "Acquisition"). The Company intends to use the assets acquired in the Acquisition to expand the Company's customer base and product offerings. The total consideration paid by the Company in connection with the Acquisition consisted of $4,000,000 in cash paid to M/A-Com and Tyco Logistics in the aggregate, taken from the Company's cash on hand, and the issuance of 916,423 shares of the Company's Common Stock to M/A-Com. The amount of consideration was determined following negotiations between the Company and M/A-Com and is set forth in the Purchase Agreement. In connection with the Acquisition, the Company agreed to register the shares of the Company's stock issued to M/A-Com under the Securities Act of 1933 in the fall of 2001.

(a)  Exhibits

Exhibit
Number         Description

  2.1 Asset Purchase Agreement by and among M/A-Com Tech, Inc., Tyco Electronics Logistics AG and Endwave Corporation dated as of April 24, 2001.

  4.1          Registration Rights Agreement by and between M/A-Com Tech, Inc.
               and Endwave Corporation dated as of April 24, 2001.

 99.1 Press release of the Company dated April 25, 2001, "Endwave Acquires Broadband Wireless Business From M/A COM".
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ENDWAVE CORPORATION


                                           By: /s/ Julianne M. Biagini
                                           -----------------------------------
                                           Julianne M. Biagini
                                           Chief Financial Officer and
                                           Senior Vice President, Finance
                                           and Administration, and
                                           Corporate Secretary

Dated: May 8, 2001
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                                 EXHIBIT INDEX

Exhibit
Number         Description
------         -----------

  2.1 Asset Purchase Agreement by and among M/A-Com Tech, Inc., Tyco Electronics Logistics AG and Endwave Corporation dated as of April 24, 2001.

  4.1          Registration Rights Agreement by and between M/A-Com Tech, Inc.
               and Endwave Corporation dated as of April 24, 2001.

 99.1 Press release of the Company dated April 25, 2001, "Endwave Acquires Broadband Wireless Business From M/A COM".